NEW ISSUE COMPUTATIONAL MATERIALS



$216,000,000
HOME LOAN-BACKED NOTES,
SERIES 2003-HI1


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
Depositor

HOME LOAN TRUST 2003-HI1
Issuer

RESIDENTIAL FUNDING CORPORATION
Seller and Master Servicer


                     GMAC RFC SECURITIES (graphic omitted)
                                 AS UNDERWRITER

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

FEBRUARY 24, 2003



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.



This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION
RFMS II 2003-HI1
Computational Materials: Preliminary Term Sheet

ISSUER:             Home Loan Trust 2003-HI1

DEPOSITOR:          Residential Funding Mortgage Securities II, Inc.

SELLER:             Residential Funding Corporation

UNDERWRITER:        Lead Manager:  Bear, Stearns & Co. Inc.
                    Co-Manager:    Residential Funding Securities Corporation

MASTER SERVICER:    Residential  Funding  Corporation  (the "Master  Servicer"
                    or "RFC").

INITIAL SUBSERVICER:HomeComings  Financial Network, Inc.  ("HomeComings"),  an
                    affiliate of the Depositor.

INDENTURE TRUSTEE:  JPMorgan Chase Bank

OWNER TRUSTEE:      Wilmington Trust Company

THE NOTES: Home Loan Trust 2003-HI1 will issue 11 classes of Home Loan-Backed Notes, namely: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-IO Notes (collectively, the "Class A Notes"); and the Class M-1, Class M-2 and Class M-3 Notes (collectively, the "Class M Notes" and together with Class A Notes, the "Offered Notes"). In addition, the beneficial ownership interest in the trust will be represented by one class of Certificates which will consist of two components, the "B Component" and the "Residual Component." THE CLASS A NOTES AND THE CLASS M NOTES WILL BE OFFERED BY THE PROSPECTUS; THE CERTIFICATES WILL NOT BE PUBLICLY OFFERED.


CHARACTERISTICS OF THE NOTES (A), (B), (C)

---------------- ------------ ---------- ----------- -------- --------- --------- ---------- -------------
                    ORIGINAL   PERCENT               AVG      PRINCIPAL PRINCIPAL FINAL
OFFERED            PRINCIPAL   OF POOL                LIFE    LOCKOUT    WINDOW     SCH.       RATINGS
NOTES                BALANCE   BALANCE     COUPON    TO CALL  (MONTHS)  (MONTHS)  MATURITY   (MOODY'S/S&P)
                                                     (YEARS)                        DATE
---------------- ------------ ---------- ----------- -------- --------- --------- ---------- -------------

Class A-1        $53,543,000   23.80%    Floating     0.90      0         19      4/25/10     Aaa / AAA
                                       (d)
Class A-2         29,974,000   13.32%      Fixed      2.00      18        11      8/25/12     Aaa / AAA
Class A-3         32,548,000   14.47%      Fixed      3.00      28        15      1/25/15     Aaa / AAA
Class A-4          9,865,000    4.38%      Fixed      4.00      42        12      2/25/16     Aaa / AAA
Class A-5          9,599,000    4.27%      Fixed      5.00      53        14      1/25/17     Aaa / AAA
Class A-6         18,514,000    8.23%      Fixed      7.00      66        40      3/25/21     Aaa / AAA
Class A-7         14,707,000    6.54%    Fixed (e)    9.81       105      15      4/25/28     Aaa / AAA
Class A-IO               (f)                (g)      1.15(H)   N/A       N/A      9/25/05     Aaa / AAA
Class M-1         18,000,000    8.00%    Fixed (e)    6.92      43        77      4/25/28      Aa2 / AA
Class M-2         15,750,000    7.00%    Fixed (e)    6.92      43        77      4/25/28       A2 / A
Class M-3         13,500,000    6.00%    Fixed (e)    6.92      43        77      4/25/28     Baa2 / BBB
B Component (i)    9,000,000    4.00%      Fixed      6.91      43        77      4/25/28      Ba2 / BB
---------------- ------------ ---------- ----------- -------- --------- --------- ---------- -------------

NOTES:

(A) 100% Prepa nal 1.071% per annum in each month thereafter until month 15. On and after month 15, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C) The principal balance of each Class of Notes and Certificates is subject to a 5% variance.

(D)The lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum.

(E) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-7 Notes, Class M-1 Notes, Class M-2 Notes and Class M-3 Notes will increase by 0.50% on the second Payment Date after the first possible call date.

(F) The Class A-IO Notes will not have a principal balance. For the purposes of calculating interest payments, interest will accrue on a Notional Amount equal to $11,250,000 from the April 2003 Payment Date through the September 2005 Payment Date; and thereafter, $0.

(G) The note rate for the Class A-IO Notes will be (i) 11.00% per annum for the April 2003 through March 2004 Payment Dates; (ii) 10.00% per annum for the April 2004 through March 2005 Payment Dates; and (iii) 7.00% per annum for the April 2005 through September 2005 Payment Dates. The Class A-IO Notes will only be entitled to interest for the first 30 Payment Dates.

  (H)     Duration.

  (I)     The B Component is not offered hereby.

THE ASSETS OF THE TRUST: The assets of the Trust will include a pool of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

STATISTICAL CUT-OFF DATE:           As of February 12, 2003.

CUT-OFF DATE:                       As of March 1, 2003.

CLOSING DATE:                       On or about March 28, 2003.

PAYMENT DATE: The  25th  of  each  month  (or the  next  business  day), commencing on April 2003.

DELAY DAYS:   The Offered Notes, other than the Class A-1 Notes, will
              have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

NOTE          RATE:   __________________________  Interest
              will accrue on all of the Offered Notes, other than the Class A-1 Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

              The coupon on the Class A-1 Notes will be equal to the lesser of (a) One-Month LIBOR +
              0.__% per annum and (b) 8.00% per annum, payable monthly.

              With respect to any Payment Date,  the Class
              A-1 Notes will be entitled to interest accrued from and including the preceding
              Payment Date (or from and including the Closing Date in the case of the first
              Payment Date) to and including the day prior to the then current Payment Date (the "Class
              A-1  Accrual  Period") at the Class A-1 Note
              Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

              The Note  Rate  applicable  to the Class A-7
              Notes,  Class M-1 Notes, Class M-2 Notes and
              Class M-3 Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.

              With respect to any Payment Date,  the Class
              A-IO Notes will be entitled to interest at a
              rate  equal to (i)  11.00% per annum for the
              April 2003 through March 2004 Payment Dates;
              (ii)  10.00%  per annum  for the April  2004
              through March 2005 Payment Dates;  and (iii)
              7.00% per annum for the April 2005 through September 2005 Payment Dates.

CREDIT ENHANCEMENT: Credit enhancement for the benefit of the Notes will be as follows:

                 INITIAL SUBORDINATION (% ORIG.):
                 [25.00]% for the Class A Notes;
                 [17.00]% for the Class M-1 Notes;
                 [10.00]% for the Class M-2 Notes;
                 [4.00]% for the Class M-3 Notes; and
                 [0.00]% for the B Component.

                 OVERCOLLATERALIZATION ("OC"):
                 Initial (% Orig.)                 0.00%
                 OC Target (% Orig.)               2.00%
                 OC After Step-Down (% Curr.)      4.00%
                 OC Floor (% Orig.)                0.50%

                 EXCESS SPREAD:
                 Excess spread will be available to build OC starting on the October 2003 Payment Date (ie, 6-month spread holiday). Excess spread (before losses) is initially expected to equal approximately [6.91]% per annum.



NOTIONAL AMOUNT: With respect to the Class A-IO Notes and any Payment Date, from the April 2003 Payment Date through the September 2005 Payment Date, ____ $11,250,000; ____ and thereafter, $0.

PRIORITY  OF  DISTRIBUTIONS:   On  each  Payment  Date,  amounts  available  for
     distribution will be allocated in the following order of priority:

 INTEREST

1.   To pay accrued and unpaid interest, on the Class A Notes pro rata;

2. To pay accrued and unpaid interest, sequentially, on the Class M-1 Notes, the Class M-2 Notes, the Class M-3 Notes and the B Component, in that order.

                                    PRINCIPAL

1. To pay as principal on the Class A Notes (other than the Class A-IO Notes) an amount equal to the Senior Principal Distribution Amount;

2. To pay as principal on the Class M-1 Notes, an amount equal to the Class M-1 Principal Distribution Amount;

3. To pay as principal on the Class M-2 Notes, an amount equal to the Class M-2 Principal Distribution Amount;

4. To pay as principal on the Class M-3 Notes, an amount equal to the Class M-3 Principal Distribution Amount; and

5. To pay as principal on the B Component, an amount equal to the B Component Principal Distribution Amount.

                                    NET MONTHLY EXCESS CASH FLOW

1. To pay as principal to the Offered Notes (other than the Class A-IO Notes) and the B Component, an amount necessary to cover Liquidation Loss Amounts on the related Home Loans;

2. To pay as principal on the Offered Notes (other than the Class A-IO Notes) and the B Component, the amount necessary to cause the overcollateralization amount to equal the Reserve Amount Target starting on and after the October 2003 Payment Date;

3.   To the holders of the Residual Component, any remaining Excess Cash Flow.

PRINCIPAL DISTRIBUTIONS FOR THE NOTES: The Class M Notes and B Component will not receive any principal payments prior to the Stepdown Date or on or after the Stepdown Date (so long as a Trigger Event is in effect), unless the aggregate note balance of the Class A Notes is equal to zero. On or after the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A Notes (other than the Class A-IO Notes), Class M Notes and B Component as described under the "Priority of Distributions."

                                    Principal distributions with respect to the Class A Notes (other than the Class A-IO Notes) will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Notes, in that order, until paid in full.

TRIGGER EVENT: A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if either:

1. ______ The three-month average of the Sixty-Plus Delinquency Percentage, as determined as of that Payment Date and the immediately preceding two Payment Dates is greater than [5.00%]; or
2. ______ For the 37th through the 48th Payment Dates, the aggregate amount of Liquidation Loss Amounts, other than Excess Loss Amounts, on the Home Loans since the Cut-off Date exceeds [10.00]% of the aggregate pool balance of the Home Loans as of the Cut-off Date; or
3. ______ For the 49th through the 60th Payment Dates, the aggregate amount of Liquidation Loss Amounts, other than Excess Loss Amounts, on the Home Loans since the Cut-off Date exceeds [12.00]% of the aggregate pool balance of the Home Loans as of the Cut-off Date; or
4. ______ For the 61st Payment Date and thereafter, the aggregate amount of Liquidation Loss Amounts, other than Excess Loss Amounts, on the Home Loans since the Cut-off Date exceeds [14.00]% of the aggregate pool balance of the Home Loans as of the Cut-off Date;

                                    provided, however, that if the six-month average of the aggregate Liquidation Loss Amount, as determined for that Payment Date and the immediately preceding five Payment Dates, is less than 50% of the six-month average of the Net Monthly Excess Cash Flow, as determined for that Payment Date and the immediately preceding five Payment Dates, a Trigger Event shall not be deemed to be in effect.


SENIOR PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Payment  Date,  (1)
     prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Payment Date, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the Principal Distribution Amount for that Payment Date; and (II) the excess of (A) the aggregate note balance of the Class A Notes immediately prior to that Payment Date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A Notes (after taking into account the payment of the sum of the Senior Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-1 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Payment Date: (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior and Class M-1 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior and Class M-1 Principal Distribution Amount; and
     (II) the excess of (A) the sum of (1) the aggregate note balance of the Senior and Class M-1 Notes (after taking into account the payment of the sum of the Senior and Class M-1 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-2 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to any Payment Date: (1)
     prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Senior, Class M-1 and Class M-2 Notes (after taking into account the payment of the sum of the Senior, Class M-1 and Class M-2 Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-3 Notes immediately prior to that Payment Date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

B    COMPONENT PRINCIPAL  DISTRIBUTION AMOUNT: With respect to any Payment Date:
     (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Distribution Amount for that Payment Date after distribution of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate of the note balance of the Class A, Class M-1, Class M-2 and Class M-3 Notes (after taking into account the payment of the sum of the Senior, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount for that Payment Date) and (2) the Component Principal Balance of the B Component immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving affect to distributions to be made on that Payment Date and (y) the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date, less the Reserve Amount Floor.

STEPDOWN DATE: The later to occur of (x) the Payment Date in April 2006 (i.e., the 37th Payment Date) and (y) the first Payment Date on which the aggregate note balance of the Class A Notes is less than approximately [46.00]% of the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date.

SUBORDINATION PERCENTAGE: As to any class of Offered Notes, the respective percentages set forth below:

                                    Class A               46.00%
                                    Class M-1             62.00%
                                    Class M-2             76.00%
                                    Class M-3             88.00%
                                    B Component           96.00%

RESERVE AMOUNT TARGET: On any Payment Date prior to the Stepdown Date, an amount equal to 2.00% of the aggregate Cut-off Date pool balance. On or after the Stepdown Date, the Reserve Amount Target will be equal to the greater of:
     (a) 4.00% of the aggregate pool balance of the Home Loans after giving effect to distributions to be made on that Payment Date and (b) the Reserve Amount Floor; provided, however, that any scheduled reduction to the Reserve Amount Target on or after the Stepdown Date as described above shall not be made on any Payment Date if a Trigger Event is in effect.

     In addition, the Reserve Amount Target may be reduced with the prior consent of the Rating Agencies.

RESERVE AMOUNT FLOOR: With respect to the Home Loans, an amount equal to [0.50]% of the aggregate pool balance of the Home Loans as of the cut-off date.

OUTSTANDING RESERVE AMOUNT: With respect to any Payment Date, the excess, if any, of the aggregate pool balance of the Home Loans after giving effect to distributions of principal to be made on that Payment Date, over the sum of the aggregate note balance of the Class A Notes and Class M Notes and the Component Principal Balance of the B Component as of such date, after taking into account distribution of principal to be made on that Payment Date.

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid by the Master Servicer.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There will be no advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

LIQUIDATED HOME LOAN: As to any Payment Date, any home loan which the master servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding Collection Period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgaged property have been recovered. In addition, the master servicer will treat any Home Loan that is 180 days or more delinquent as having been fully liquidated.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

MINIMUM DENOMINATIONS: For the Class A Notes (other than the Class A-IO Notes) and Class M-1 Notes: $25,000 and integral multiples of $1 in excess thereof; For the Class M-2 Notes and Class M-3 Notes: $250,000 and integral multiples of $1 in excess thereof; For the Class A-IO Notes: $1,000,000 and integral multiples of $1 in excess thereof.

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Offered Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Offered Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATREATMENT:   The  Offered  Notes  will  not  constitute  "mortgage  related securities" for purposes of SMMEA.



CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  3.52      1.31      1.05       0.90      0.80       0.72
MODIFIED DURATION (YEARS)             3.37      1.29      1.04       0.89      0.79       0.71
FIRST PRINCIPAL PAYMENT            4/25/03   4/25/03   4/25/03    4/25/03   4/25/03    4/25/03
LAST PRINCIPAL PAYMENT            11/25/09   9/25/05   2/25/05   10/25/04   7/25/04    6/25/04
PRINCIPAL LOCKOUT (MONTHS)               0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)               80        30        23         19        16         15
ILLUSTRATIVE YIELD @ PAR (30/360)    1.52%     1.52%     1.52%      1.52%     1.52%      1.52%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  7.96      3.24      2.46       2.00      1.70       1.49
MODIFIED DURATION (YEARS)             7.12      3.07      2.35       1.93      1.65       1.45
FIRST PRINCIPAL PAYMENT           11/25/09   9/25/05   2/25/05   10/25/04   7/25/04    6/25/04
LAST PRINCIPAL PAYMENT             5/25/12   3/25/07   3/25/06    8/25/05   4/25/05    1/25/05
PRINCIPAL LOCKOUT (MONTHS)              79        29        22         18        15         14
PRINCIPAL WINDOW (MONTHS)               31        19        14         11        10          8
ILLUSTRATIVE YIELD @ PAR (30/360)    2.53%     2.50%     2.48%      2.47%     2.45%      2.44%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 10.25      4.93      3.73       3.00      2.51       2.17
MODIFIED DURATION (YEARS)             8.63      4.49      3.47       2.82      2.38       2.07
FIRST PRINCIPAL PAYMENT            5/25/12   3/25/07   3/25/06    8/25/05   4/25/05    1/25/05
LAST PRINCIPAL PAYMENT             7/25/14   2/25/09   9/25/07   10/25/06   3/25/06   10/25/05
PRINCIPAL LOCKOUT (MONTHS)             109        47        35         28        24         21
PRINCIPAL WINDOW (MONTHS)               27        24        19         15        12         10
ILLUSTRATIVE YIELD @ PAR (30/360)    3.16%     3.13%     3.12%      3.11%     3.09%      3.08%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 11.89      6.52      4.99       4.00      3.33       2.71
MODIFIED DURATION (YEARS)             9.43      5.68      4.47       3.65      3.08       2.53
FIRST PRINCIPAL PAYMENT            7/25/14   2/25/09   9/25/07   10/25/06   3/25/06   10/25/05
LAST PRINCIPAL PAYMENT             9/25/15   6/25/10  10/25/08    9/25/07  12/25/06    1/25/06
PRINCIPAL LOCKOUT (MONTHS)             135        70        53         42        35         30
PRINCIPAL WINDOW (MONTHS)               15        17        14         12        10          4
ILLUSTRATIVE YIELD @ PAR (30/360)    3.76%     3.75%     3.73%      3.72%     3.71%      3.69%
-------------------------------------------------------------------------------------------------




CLASS A-5 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 13.02      7.98      6.21       5.00      4.16       3.26
MODIFIED DURATION (YEARS)             9.86      6.66      5.37       4.43      3.74       2.99
FIRST PRINCIPAL PAYMENT            9/25/15   6/25/10  10/25/08    9/25/07  12/25/06    1/25/06
LAST PRINCIPAL PAYMENT             9/25/16  12/25/11   2/25/10   10/25/08  11/25/07    2/25/07
PRINCIPAL LOCKOUT (MONTHS)             149        86        66         53        44         33
PRINCIPAL WINDOW (MONTHS)               13        19        17         14        12         14
ILLUSTRATIVE YIELD @ PAR (30/360)    4.18%     4.16%     4.15%      4.14%     4.13%      4.11%
-------------------------------------------------------------------------------------------------

CLASS A-6 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 14.68     10.52      8.53       7.00      5.85       4.99
MODIFIED DURATION (YEARS)            10.35      8.09      6.86       5.82      4.99       4.34
FIRST PRINCIPAL PAYMENT            9/25/16  12/25/11   2/25/10   10/25/08  11/25/07    2/25/07
LAST PRINCIPAL PAYMENT             8/25/20   9/25/15   9/25/13    1/25/12   8/25/10    7/25/09
PRINCIPAL LOCKOUT (MONTHS)             161       104        82         66        55         46
PRINCIPAL WINDOW (MONTHS)               48        46        44         40        34         30
ILLUSTRATIVE YIELD @ PAR (30/360)    4.76%     4.75%     4.74%      4.73%     4.72%      4.71%
-------------------------------------------------------------------------------------------------

CLASS A-7 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 19.06     13.41     11.62       9.81      8.33       7.17
MODIFIED DURATION (YEARS)            11.49      9.23      8.36       7.38      6.51       5.77
FIRST PRINCIPAL PAYMENT            8/25/20   9/25/15   9/25/13    1/25/12   8/25/10    7/25/09
LAST PRINCIPAL PAYMENT             7/25/22  10/25/16   1/25/15    3/25/13   9/25/11    7/25/10
PRINCIPAL LOCKOUT (MONTHS)             208       149       125        105        88         75
PRINCIPAL WINDOW (MONTHS)               24        14        17         15        14         13
ILLUSTRATIVE YIELD @ PAR (30/360)    5.58%     5.57%     5.57%      5.56%     5.56%      5.55%
-------------------------------------------------------------------------------------------------

CLASS A7 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 21.11     15.43     13.41      11.63     10.09       8.82
MODIFIED DURATION (YEARS)            12.12     10.04      9.17       8.30      7.48       6.74
FIRST PRINCIPAL PAYMENT            8/25/20   9/25/15   9/25/13    1/25/12   8/25/10    7/25/09
LAST PRINCIPAL PAYMENT            11/25/27   4/25/26  10/25/23    3/25/21   8/25/18    4/25/17
PRINCIPAL LOCKOUT (MONTHS)             208       149       125        105        88         75
PRINCIPAL WINDOW (MONTHS)               88       128       122        111        97         94
ILLUSTRATIVE YIELD @ PAR (30/360)    5.61%     5.62%     5.62%      5.62%     5.63%      5.63%
-------------------------------------------------------------------------------------------------



CLASS A-IO (TO MATURITY)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
CPR                                              75%       76%        77%       78%        79%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
MODIFIED DURATION (YEARS)                       1.15      1.15       1.15      1.15       1.14
ILLUSTRATIVE YIELD @ 22.554615                 4.00%     3.92%      3.70%     3.33%      2.78%
-------------------------------------------------------------------------------------------------

CLASS M-1 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.14     10.19      8.38       6.92      5.81       5.09
MODIFIED DURATION (YEARS)            10.05      7.57      6.49       5.56      4.81       4.31
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    7/25/06
LAST PRINCIPAL PAYMENT             7/25/22  10/25/16   1/25/15    3/25/13   9/25/11    7/25/10
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         39
PRINCIPAL WINDOW (MONTHS)               96        92        89         77        66         49
ILLUSTRATIVE YIELD @ PAR (30/360)    5.38%     5.37%     5.37%      5.36%     5.35%      5.34%
-------------------------------------------------------------------------------------------------

CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.72     10.74      8.86       7.40      6.30       5.54
MODIFIED DURATION (YEARS)            10.24      7.80      6.72       5.82      5.09       4.58
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    7/25/06
LAST PRINCIPAL PAYMENT             9/25/27  12/25/24   1/25/22    3/25/19   6/25/17    3/25/16
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         39
PRINCIPAL WINDOW (MONTHS)              158       190       173        149       135        117
ILLUSTRATIVE YIELD @ PAR (30/360)    5.39%     5.39%     5.38%      5.38%     5.38%      5.37%
-------------------------------------------------------------------------------------------------

CLASS M-2 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.14     10.19      8.38       6.92      5.81       5.04
MODIFIED DURATION (YEARS)             9.84      7.45      6.40       5.49      4.76       4.23
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    5/25/06
LAST PRINCIPAL PAYMENT             7/25/22  10/25/16   1/25/15    3/25/13   9/25/11    7/25/10
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         37
PRINCIPAL WINDOW (MONTHS)               96        92        89         77        66         51
ILLUSTRATIVE YIELD @ PAR (30/360)    5.69%     5.68%     5.67%      5.66%     5.65%      5.64%
-------------------------------------------------------------------------------------------------










CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.71     10.70      8.82       7.38      6.28       5.47
MODIFIED DURATION (YEARS)            10.02      7.66      6.61       5.73      5.02       4.49
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    5/25/06
LAST PRINCIPAL PAYMENT             7/25/27  10/25/23  11/25/20    1/25/18  11/25/16    7/25/15
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         37
PRINCIPAL WINDOW (MONTHS)              156       176       159        135       128        111
ILLUSTRATIVE YIELD @ PAR (30/360)    5.70%     5.69%     5.69%      5.68%     5.68%      5.67%
-------------------------------------------------------------------------------------------------


CLASS M-3 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.14     10.19      8.38       6.92      5.81       5.02
MODIFIED DURATION (YEARS)             9.13      7.05      6.10       5.27      4.59       4.08
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    4/25/06
LAST PRINCIPAL PAYMENT             7/25/22  10/25/16   1/25/15    3/25/13   9/25/11    7/25/10
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         36
PRINCIPAL WINDOW (MONTHS)               96        92        89         77        66         52
ILLUSTRATIVE YIELD @ PAR (30/360)    6.80%     6.78%     6.77%      6.76%     6.75%      6.74%
-------------------------------------------------------------------------------------------------

CLASS M-3 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 15.69     10.61      8.74       7.33      6.22       5.39
MODIFIED DURATION (YEARS)             9.27      7.20      6.25       5.46      4.80       4.28
FIRST PRINCIPAL PAYMENT            8/25/14   3/25/09   9/25/07   11/25/06   4/25/06    4/25/06
LAST PRINCIPAL PAYMENT             2/25/27   3/25/22   1/25/19    4/25/17  12/25/15    7/25/14
PRINCIPAL LOCKOUT (MONTHS)             136        71        53         43        36         36
PRINCIPAL WINDOW (MONTHS)              151       157       137        126       117        100
ILLUSTRATIVE YIELD @ PAR (30/360)    6.80%     6.79%     6.79%      6.78%     6.77%      6.76%
-------------------------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND, EXCEPT IN THE CASE OF THE INITIAL COLLATERAL INFORMATION SHEETS, SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL INFORMATION SHEETS.

  Current Principal Balance (as of 2/12/03)            $185,591,441.97
  Loan Count                                                     4,523
  Average Current Principal Balance                            $41,033
  Average Original Principal Balance                           $41,218
  Range of Original Principal Balance              $10,000 to $100,000
   Up to $25,000.00                                              5.78%
   $25,000.01 to $50,000.00                                     64.03%
   $50,000.01 to $75,000.00                                     28.87%
   $75,000.01 to $100,000.00                                     1.33%
-------------------------------------------------------------------------
  LOAN RATE
    Weighted Average                                            11.82%
    Range of Loan Rates                                6.00% to 15.38%
   5.001% to 6.000%                                              0.06%
   6.001% to 7.000%                                              0.02%
   7.001% to 8.000%                                              0.12%
   8.001% to 9.000%                                              0.85%
   9.001% to 10.000%                                             6.82%
   10.001% to 11.000%                                           18.64%
   11.001% to 12.000%                                           31.14%
   12.001% to 13.000%                                           28.09%
   13.001% to 14.000%                                           12.74%
   14.001% to 15.000%                                            1.49%
   15.001% to 16.000%                                            0.03%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  WA Original Term to Stated Maturity (months)                     205
  WA Remaining Term to Stated Maturity                             203
  (months)
   Up to 60 months                                               0.09%
   61 to 120 months                                              3.71%
   121 to 180 months                                            68.50%
   181 to 240 months                                             9.63%
   241 to 300 months                                            18.08%
-------------------------------------------------------------------------
  Balloon / Fully Amortizing                            0.14% / 99.86%
  First Lien / Second Lien                              0.02% / 99.98%
-------------------------------------------------------------------------

                               INFORMATION SHEETS.

-------------------------------------------------------------------------
  CREDIT SCORE
    Weighted Average                                               697
    Range of Credit Scores                                  640 to 798
   640 to 659                                                    5.80%
   660 to 679                                                   24.45%
   680 to 699                                                   25.35%
   700 to 719                                                   23.79%
   720 to 739                                                   12.11%
   740 to 759                                                    5.68%
   760 to 779                                                    2.16%
   780 to 799                                                    0.66%
-------------------------------------------------------------------------
  ORIGINAL CLTV
    Weighted Average                                           117.83%
   Up to 40.00%                                                  0.12%
   40.01% to 50.00%                                              0.00%
   50.01% to 60.00%                                              0.07%
   60.01% to 70.00%                                              0.05%
   70.01% to 80.00%                                              0.26%
   80.01% to 90.00%                                              0.39%
   90.01% to 100.00%                                             2.82%
   100.01% to 105.00%                                            3.74%
   105.01% to 110.00%                                            9.01%
   110.01% to 115.00%                                           14.96%
   115.01% to 120.00%                                           19.68%
   120.01% to 125.00%                                           48.84%
   125.01% to 130.00%                                            0.07%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  DEBT-TO-INCOME RATIO
    Weighted Average                                            39.53%
   Up to 5.00%                                                   0.05%
      5.01% to 10.00%                                            0.05%
   10.01% to 15.00%                                              0.04%
   15.01% to 20.00%                                              0.51%
   20.01% to 25.00%                                              2.62%
   25.01% to 30.00%                                              7.95%
   30.01% to 35.00%                                             16.51%
   35.01% to 40.00%                                             22.70%
   40.01% to 45.00%                                             29.84%
   45.01% to 50.00%                                             19.68%
   50.01% to 55.00%                                              0.04%
-------------------------------------------------------------------------
  JUNIOR RATIO
    Weighted Average                                            27.24%
   5.01% to 10.00%                                               0.26%
   10.01% to 15.00%                                              3.81%
   15.01% to 20.00%                                             17.39%
   20.01% to 25.00%                                             25.75%
   25.01% to 30.00%                                             20.96%
   30.01% to 35.00%                                             14.38%
   35.01% to 40.00%                                              9.50%
   40.01% to 45.00%                                              3.92%
   45.01% to 50.00%                                              1.92%
   50.01% to 55.00%                                              1.08%
   55.01% to 60.00%                                              0.58%
   60.01% to 65.00%                                              0.05%
   65.01% to 70.00%                                              0.16%
   70.01% to 75.00%                                              0.08%
   75.01% to 80.00%                                              0.08%
   80.01% to 85.00%                                              0.00%
   85.01% to 90.00%                                              0.00%
   90.01% to 95.00%                                              0.00%
   95.01% to 100.00%                                             0.07%
-------------------------------------------------------------------------
  RESIDUAL INCOME
    Weighted Average                                            $3,772
   $1,000.00 to $1,999.99                                        4.23%
   $2,000.00 to $2,999.99                                       25.68%
   $3,000.00 to $3,999.99                                       36.04%
   $4,000.00 to $4,999.99                                       18.57%
   $5,000.00 to $5,999.99                                        8.21%
   Greater than or equal to $6,000.00                            7.27%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  PROPERTY TYPE
   Single Family Residence                                      90.86%
   PUD Detached                                                  5.44%
   Condominium                                                   1.94%
   PUD Attached                                                  0.59%
   Townhouse                                                     0.93%
   Multifamily (2 to 4 units)                                    0.24%
   Modular                                                       0.02%
-----------------------------------------------
                                              ---------------------------
  OCCUPANCY STATUS
   Owner Occupied                                              100.00%
-------------------------------------------------------------------------
  DOCUMENTATION
   Full Documentation                                          100.00%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
  LOAN PURPOSE
   Debt Consolidation                                           85.86%
   Cash                                                          7.24%
   Rate/Term Refinance                                           5.37%
   Convenience                                                   0.74%
   Other                                                         0.26%
   Home Improvement                                              0.24%
   Home Improvement / Debt Consolidation                         0.23%
   Education                                                     0.02%
   Purchase                                                      0.02%
   Asset Acquisition                                             0.02%
-------------------------------------------------------------------------
  PREPAYMENT PENALTY TERMS
   None                                                         57.85%
   12 months                                                     0.39%
   24 months                                                     0.36%
   36 months                                                    40.94%
   60 months                                                     0.28%
   Other (not more than 60 months)                               0.18%
-------------------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)
      Florida                                                    7.26%
      Ohio                                                       6.50%
      Pennsylvania                                               6.02%
      Virginia                                                   5.35%
      California                                                 5.21%
-------------------------------------------------------------------------